LETTER TO SHAREHOLDERS                                ACM Government Income Fund
================================================================================

August 16, 1999

Dear Shareholder:

This report provides the performance, investment strategy and outlook for the ACM Government Income Fund (the "Fund") over the six-month period ended June 30, 1999. The Fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures.

INVESTMENT PERFORMANCE

The following table shows how your Fund performed over the six- and twelve-month periods ended June 30, 1999. For comparison, we have included performance for your Fund's benchmark index, as represented by the Lehman Brothers ("LB") Aggregate Bond Index.

During the six- and twelve-month periods ended June 30, 1999, your Fund underperformed its benchmark index. As U.S. growth remained strong and global growth improved, the U.S. Federal Reserve moved to increase interest rates, causing U.S. Treasury bond prices to fall. As of June 30, your Fund held 69% of its total market value in the U.S. Treasury sector, versus the LB Aggregate Bond Index's 35% exposure to U.S. Treasuries. Subsequently, during the six-month period, the Fund's allocation to the U.S. Treasury market dampened performance.

Over the twelve-month period, turmoil in Asia, which spread through Russia and Latin America, caused all emerging market debt to underperform. Consequently, during the twelve months under review, your Fund's 19% exposure to emerging market bonds was the primary reason for the Fund's underperformance versus the U.S.-only LB Aggregate Bond Index.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*
Periods Ended June 30, 1999

                                             Total Returns
                                     6 Months            12 Months
                                     --------            ---------
ACM Government
  Income Fund                          -4.31%              -10.95%
Lehman Brothers
  Aggregate Bond Index                 -1.37%                3.15%

* The Fund's investment results are total returns for the period and are based on the net asset value of the Fund as of June 30, 1999. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers ("LB") Aggregate Bond Index is composed of the LB Mortgage-Backed and LB Asset-Backed Securities indices and the LB Government/Corporate Bond Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. An investor cannot invest directly in an index.
--------------------------------------------------------------------------------

MARKET OVERVIEW

The outlook for the global economy continued to brighten during the first six months of 1999. Signs of a strong recovery in East Asia, better-than-expected growth in Japan, and a quick drop in Brazilian interest rates bolstered investor confidence. In the United States, private demand growth has downshifted but remains exceptionally strong, while inflation and unemployment have remained low. With economic activity remaining strong and global liquidity concerns abating, the U.S. Federal Reserve adopted a monetary policy tightening bias in May and increased the Federal Funds rate by 25 basis points, to 5.00%, in June. For the six months ended June 30, 1999, the U.S. yield curve flattened as short- and intermediate-term rates rose more than long-term rates. Two-year U.S. Treasury yields rose from 4.53%, to 5.52%, while thirty-year U.S. Treasury yields rose from 5.09%, to 5.97%.

LETTER TO SHAREHOLDERS                                ACM Government Income Fund
================================================================================

During the six-month period ended June 30, 1999, the U.S. bond market, as represented by the LB Aggregate Bond Index, declined by 1.4% as economic growth strengthened and the U.S. Federal Reserve raised interest rates. Among the sectors of the U.S. bond market, the mortgage sector recorded the strongest performance, while the U.S. Treasury market recorded the weakest performance. As credit markets continued to stabilize from the turmoil in 1998, and the threat of higher interest rates surfaced, investors moved out of U.S. Treasuries and back into higher-yielding sectors in search of higher returns. The mortgage sector was the main beneficiary of this change in interest-rate expectations. When interest rates rose, mortgage refinancing slowed and mortgage prepayments fell, making mortgage-backed securities more attractive.

During the six months under review, most developed countries outside the U.S. showed signs of improving economic growth while inflation remained low. Divergent interest-rate policies (the European Central Bank and Bank of Japan eased, while the U.S. Federal Reserve indicated a tightening bias) caused the U.S. bond market to underperform all other developed bond markets, in local currency terms and on a hedged basis. The Japanese bond market, boosted by domestic investment and, until late in the quarter, a poor economic environment, posted the strongest performance among bond markets of developed countries. In aggregate, the developed global bond markets, excluding the U.S., as represented by the J.P. Morgan ("JPM") non-U.S. Government Bond Index (Hedged), gained 1.0% during the six months ended June 30, 1999.

In the emerging markets, favorable growth surprises surfaced. Economic weakness in Latin America proved less severe than anticipated, and the Asian economies appeared to be improving. However, concerns about tighter U.S. monetary policy dampened the investor enthusiasm exhibited earlier this year. In aggregate, the emerging market debt sector, as represented by the JPM Emerging Markets Bond Index Plus, gained 10.5%, outperforming the traditional bond market sectors during the six-month period. Individual emerging market returns were mixed during the period, with Russia posting the largest gains and non-Latin countries outperforming Latin countries.

INVESTMENT STRATEGY

Over the six-month period ended June 30, 1999, we maintained a longer interest-rate duration than the market, generally employing U.S. Treasury holdings with maturities of ten years or more. We opportunistically employed securities issued in foreign countries to enhance portfolio yield. The Fund held the government debt of Mexico, Brazil and Argentina. We initiated a position in Mexican government bonds based on our conviction that this is an improving credit, moving toward investment-grade status after the presidential election in 2000. We also invested in more developed countries such as the United Kingdom and Canada.

OUTLOOK

Globally, growth prospects are improving and inflation pressures remain subdued. While the U.S. economy appears to be moderating somewhat from the robust level of the first quarter, we still estimate that growth for calendar 1999 will be close to the 3.9% pace of 1998. We believe the risks remain toward somewhat tighter monetary policy and higher interest rates. While the non-Treasury sectors of the market appear to be cheap by historical standards, the upward pressure on rates, and liquidity concerns related to this year-end are likely to keep yield premiums wide in the near term. In this environment, security selection will remain focused on longer-term fundamentals, recognizing that near-term liquidity will be limited.

                                                      ACM Government Income Fund
================================================================================

In Europe, although there are signs that a mild recovery is underway, we continue to expect growth to be 1.9% in 1999, down from the 2.6% pace of 1998. Increasing global demand, low interest rates and a weak Euro should help improve growth prospects going forward. We believe the European Central Bank will maintain a neutral monetary policy. Japan is also showing signs of stronger economic activity and we expect 1999 gross domestic product growth to be 0.3%, an improvement over the 2.9% decline of 1998. The extent to which the Japanese economy rebounds remains a key issue going forward in terms of global growth and interest-rate patterns.

Improving global growth and subdued inflation should provide the environment necessary for emerging countries to gradually improve their credit profiles. However, in the period ahead we see performance divergences developing between those countries with constructive reform-oriented policies (expected to outperform), and those countries with less commitment to the reform process (expected to underperform). Therefore, country selection will remain critical. While there may well be short-term market volatility as investor sentiment shifts with events, we expect the strongest performance from Mexico, Panama, Brazil and the Philippines.

Thank you for your continued interest and investment in the ACM Government Income Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
June 30, 1999 (unaudited)                             ACM Government Income Fund
================================================================================

                                           Principal
                                            Amount
                                             (000)           U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT
  OBLIGATIONS--97.9%
U.S. TREASURY BONDS--56.4%
  8.125%, 8/15/19 (a).............           $  74,800     $  90,344,188
  12.375%, 5/15/04 (a)............              46,380        59,004,172
  13.25%, 5/15/14 (a).............              13,000        19,741,670
  14.00%, 11/15/11 (a)............              64,000        93,619,840
                                                           -------------
                                                             262,709,870
                                                           -------------
U.S. TREASURY STRIPS--41.5%
  Zero coupon, 2/15/10............              83,620        43,755,001
  Zero coupon, 5/15/10 (a)........             100,000        51,487,000
  Zero coupon, 5/15/12 (a)........             183,750        82,538,663
  Zero coupon, 8/15/12............              35,000        15,457,400
                                                           -------------
                                                             193,238,064
                                                           -------------
Total U.S. Government
  Obligations
  (cost $479,894,658).............                           455,947,934
                                                           -------------
SOVEREIGN DEBT
  OBLIGATIONS--27.3%

ARGENTINA--3.8%
Republic of Argentina
  Supplier-Bocon FRN
  Pro 1
  2.8152%, 4/1/07.................        ARS   26,979        17,633,541
                                                           -------------
BRAZIL--2.9%
Republic of Brazil
  Global Bonds
  11.625%, 4/15/04................           $  14,400        13,410,720
                                                           -------------
ECUADOR--0.2%
Republic of Ecuador
  3.75%, 2/27/15..................               3,453         1,113,563
                                                           -------------
MEXICO--4.4%
United Mexican States
  10.375%, 2/17/09................              20,250        20,452,500
                                                           -------------
PERU--3.3%
Republic of Peru
  FLIRB
  3.75%, 3/07/17 (b) (c)..........              22,400        12,264,000
  PDI
  4.50%, 3/07/17 (c)..............               5,000         3,069,000
                                                           -------------
                                                              15,333,000
                                                           -------------
PHILIPPINES--0.9%
Republic of Philippines
  9.875%, 1/15/19.................               4,500         4,410,000
                                                           -------------
RUSSIA--5.3%
Ministry of Finance
  12.75%, 6/24/28 (b).............              24,000        13,440,000
Russian Federation
  8.75%, 7/24/05 (b)..............              22,000        10,945,000
Russian IAN FRN
  6.0625%, 12/15/15...............               3,002           469,283
                                                           -------------
                                                              24,854,283
                                                           -------------
VENEZUELA--6.5%
Republic of Venezuela
  9.25%, 9/15/27..................              27,750        18,073,575
  13.625%, 8/15/18 (d)............              13,900        12,440,500
                                                           -------------
                                                              30,514,075
                                                           -------------
Total Sovereign Debt
  Obligations
  (cost $127,592,682).............                           127,721,682
                                                           -------------

  DEBT
  OBLIGATIONS--7.3%
CANADA--0.7%
Clearnet Communications Inc.
  11.75%, 8/13/07.................        CAD    2,250         1,031,409
  10.40%, 5/15/08.................               4,950         2,016,978
                                                           -------------
                                                               3,048,387
                                                           -------------
PUERTO RICO--3.7%
Telecom de Puerto Rico
  6.80%, 5/15/09 (b)..............             $18,000        17,263,260
                                                           -------------
UNITED KINGDOM--1.0%
NTL Communications Corp.
  9.75%, 4/15/09 (b)..............        GBP    5,000         4,689,345
                                                           -------------
UNITED STATES--1.9%
Dresdner Funding Trust
  8.151%, 6/30/31 (b).............            $  9,000         8,641,782
                                                           -------------
Total Corporate Debt
  Obligations
  (cost $35,183,408)..............                            33,642,774
                                                           -------------

                                                      ACM Government Income Fund
================================================================================
                                            Shares or
                                            Principal
                                             Amount
                                              (000)          U.S. $ Value
--------------------------------------------------------------------------------
PREFERRED STOCK--3.7%
Abbey National PLC................        GBP    4,000     $   9,000,389
Bank of Scotland..................               3,300         8,075,525
                                                           -------------
Total Preferred Stock
  (cost $18,376,592)..............                            17,075,914
                                                           -------------
TIME DEPOSIT--5.2%
State Street Bank & Trust Co.
  4.50%, 7/01/99
  (cost $24,015,000)..............             $24,015        24,015,000
                                                           -------------
TOTAL INVESTMENTS--141.4%
  (cost $685,062,340).................                       658,403,304
Other assets less
  liabilities--(41.4%).................                     (192,607,590)
                                                           -------------

NET ASSETS--100.0%.....................                    $ 465,795,714
                                                           =============

--------------------------------------------------------------------------------
(a) Securities, or portion thereof, have been segregated to collateralize open forward exchange currency contracts. Total value of segregated securities amounted to $396,735,533 at June 30, 1999.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, these securities amounted to $53,803,387 or 11.6% of net assets.
(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 1999.
(d)   Non-income producing security.

      Glossary of Terms:
      FLIRB-Front Loaded Interest Reduction Bond
      FRN-Floating Rate Note
      IAN-Interest Arrears Note
      PDI-Past Due Interest

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (unaudited)                             ACM Government Income Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $685,062,340) ......................................   $ 658,403,304
  Cash .........................................................................................             534
  Receivable for investment securities sold ....................................................         287,969
  Interest receivable ..........................................................................      10,759,434
  Unrealized appreciation on swap contracts ....................................................       1,171,500
  Unrealized appreciation on forward currency contracts ........................................         562,874
  Prepaid expenses .............................................................................          28,142
                                                                                                   -------------
  Total assets .................................................................................     671,213,757
                                                                                                   -------------
LIABILITIES
  Loan payable .................................................................................      90,000,000
  Payable for investment securities purchased ..................................................     109,485,079
  Distributions payable ........................................................................       4,388,342
  Loan interest payable ........................................................................         756,250
  Advisory fee payable .........................................................................         364,848
  Administrative fee payable ...................................................................          74,229
  Accrued expenses .............................................................................         349,295
                                                                                                   -------------
  Total liabilities ............................................................................     205,418,043
                                                                                                   -------------

NET ASSETS .....................................................................................   $ 465,795,714
                                                                                                   =============
COMPOSITION OF NET ASSETS
  Capital stock, at par ........................................................................   $     585,112
  Additional paid-in capital ...................................................................     625,425,998
  Distributions in excess of net investment income .............................................      (1,801,413)
  Accumulated net realized loss on investments, swap contracts and foreign currency transactions    (133,488,248)
  Net unrealized depreciation of investments, swap contracts and foreign currency denominated
    assets and liabilities .....................................................................     (24,925,735)
                                                                                                   -------------
                                                                                                   $ 465,795,714
                                                                                                   =============

NET ASSET VALUE PER SHARE (based on 58,511,228 shares outstanding) .............................           $7.96
                                                                                                           =====

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1999 (unaudited)            ACM Government Income Fund
================================================================================

INVESTMENT INCOME
    Interest.................................................................................                       $ 28,187,966
    Dividends (net of foreign taxes withheld of $55,241).....................................                            691,067
                                                                                                                    ------------
                                                                                                                      28,879,033
EXPENSES
    Advisory fee.............................................................................     $2,034,839
    Administrative fee.......................................................................        424,342
    Transfer agency..........................................................................        112,695
    Reports and notices to shareholders......................................................         84,280
    Custodian................................................................................         71,810
    Audit and legal..........................................................................         42,720
    Registration fee.........................................................................         22,482
    Directors' fees..........................................................................         15,928
    Miscellaneous............................................................................         16,652
                                                                                                  ----------
    Total expenses before interest...........................................................      2,825,748
    Interest expense.........................................................................      2,737,625
                                                                                                  ----------
    Total expenses...........................................................................                          5,563,373
                                                                                                                    ------------
    Net investment income....................................................................                         23,315,660
                                                                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAPS AND FOREIGN CURRENCY TRANSACTIONS
    Net realized loss on investment transactions.............................................                        (62,377,046)
    Net realized gain on swap contracts......................................................                            840,403
    Net realized gain on foreign currency transactions.......................................                            167,533
    Net change in unrealized depreciation of investment transactions, swap contracts
       and foreign currency denominated assets and liabilities...............................                         16,437,810
                                                                                                                    ------------
    Net loss on investment transactions......................................................                        (44,931,300)
                                                                                                                    ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS...................................................                       $(21,615,640)
                                                                                                                    ============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                       Six Months Ended
                                                                                         June 30, 1999        Year Ended
                                                                                          (unaudited)      December 31, 1998
                                                                                       ----------------    -----------------
DECREASE IN NET ASSETS FROM OPERATIONS
    Net investment income............................................................     $ 23,315,660        $ 50,988,591
    Net realized loss on investments, swap contracts and
       foreign currency transactions.................................................      (61,369,110)        (59,945,980)
    Net change in unrealized appreciation (depreciation) of investments, swap
       contracts and foreign currency denominated assets and liabilities.............       16,437,810         (39,256,397)
                                                                                          ------------        ------------
    Net decrease in net assets from operations.......................................      (21,615,640)        (48,213,786)
DIVIDENDS TO SHAREHOLDERS
    Dividends from net investment income.............................................      (27,151,501)        (51,348,197)
COMMON STOCK TRANSACTIONS
    Reinvestment of dividends resulting in issuance of Common Stock..................        2,267,067           6,194,153
                                                                                          ------------        ------------
    Total decrease...................................................................      (46,500,074)        (93,367,830)
NET ASSETS
    Beginning of period..............................................................      512,295,788         605,663,618
                                                                                          ------------        ------------
    End of period (including undistributed net investment income of $2,034,428 at
       December 31, 1998)............................................................     $465,795,714        $512,295,788
                                                                                          ============        ============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 1999 (unaudited)            ACM Government Income Fund
================================================================================

INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES:
    Interest and dividends received.....................................    $    20,154,617
    Interest expense paid...............................................         (4,129,125)
    Operating expenses paid.............................................         (2,510,483)
                                                                            ---------------
    Net increase in cash from operating activities......................                           $ 13,515,009

INVESTING ACTIVITIES:
    Purchases of long-term investments..................................     (1,632,541,420)
    Proceeds from disposition of long-term investments..................      1,654,072,717
    Proceeds from disposition of short-term investments - net...........        (23,007,064)
                                                                            ---------------
    Net decrease in cash from investing activities......................                             (1,475,767)

FINANCING ACTIVITIES*:
    Cash dividends paid.................................................                            (23,990,462)
                                                                                                   ------------
    Net decrease in cash................................................                            (11,951,220)
    Cash at beginning of year...........................................                             11,951,754
                                                                                                   ------------
    Cash at end of period...............................................                           $        534
                                                                                                   ============

----------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET DECREASE IN NET ASSETS FROM
OPERATIONS TO NET INCREASE IN CASH FROM OPERATING
ACTIVITIES:
    Net decrease in net assets from operations                                                     $(21,615,640)

ADJUSTMENTS:
    Increase in interest receivable.....................................    $    (1,732,746)
    Accretion of bond discount..........................................         (6,991,670)
    Decrease in accrued expenses........................................         (1,076,235)
    Net loss on investments.............................................         44,931,300
                                                                            ---------------
    Total adjustments...................................................                             35,130,649
                                                                                                   ------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES..........................                           $ 13,515,009
                                                                                                   ============
----------------------------------------------------------------------------------------------------------------

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 1999 (unaudited)                             ACM Government Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Government Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign

                                                      ACM Government Income Fund
================================================================================

currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized depreciation of investments, swap contracts and foreign currency transactions.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

--------------------------------------------------------------------------------
Note B: Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12 of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 1999, the Fund reimbursed AFS $5,605.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------
NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $363,787,184 and $366,401,864, respectively, for the six months ended June 30, 1999. There were purchases of $1,217,811,753 and sales of $1,264,956,248 of U.S. government and government agency obligations for the six months ended June 30, 1999.

At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $5,216,633, and gross unrealized depreciation was $31,875,669, resulting in net unrealized depreciation of $26,659,036 (excluding foreign currency transactions).

At December 31, 1998, the Fund had a capital loss carryforward of $43,891,547 which expires in the year 2006.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell

NOTES TO FINANCIAL STATEMENTS (cont.)                 ACM Government Income Fund
================================================================================

a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting purposes as a component of net unrealized depreciation of investments, swap contracts and foreign currency transactions.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value on origination date, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract. At June 30, 1999, the Fund had outstanding forward exchange currency contracts as follows:

                                                                        U.S. $
                                                    Contract           Value on              U.S. $             Unrealized
Forward Exchange                                     Amount           Origination            Current           Appreciation
Currency Sale Contracts                               (000)              Date                 Value           (Depreciation)
                                                    --------          -----------           ----------        --------------
Canadian Dollars, settling 8/04/99..............      4,782            $3,242,034           $3,249,129          $  (7,095)
British Pounds, settling 7/23/99................     14,272            23,069,391           22,499,422            569,969
                                                                                                                 --------
                                                                                                                 $562,874
                                                                                                                 ========

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the for the six months ended June 30, 1999, the Fund did not have any written option transactions.

                                                      ACM Government Income Fund
================================================================================

3. Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation (depreciation) of investments and swap contracts.

At June 30, 1999, the Fund had a total return swap agreement outstanding. The swap is based on a notional amount of $55,000,000 Russian Principal Loans obligating the Fund to pay Morgan Guaranty Trust Company ("Morgan Guaranty"), the swap counterparty, interest based on the London Interbank Offered Rate ("LIBOR") less a spread on the principal amount of $920,040 and obligating the swap counterparty to pay the Fund any appreciation in the value of the underlying bond. At June 30, 1999, unrealized appreciation on this total return swap amounted to $1,171,500.

--------------------------------------------------------------------------------
NOTE D: Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 58,511,228 shares were outstanding at June 30, 1999. During the six months ended June 30, 1999 and the year ended December 31, 1998, the Fund issued 271,723 and 606,432 shares, respectively, in connection with the Fund's dividend reinvestment plan.

--------------------------------------------------------------------------------
Note E: Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic development's which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government.

--------------------------------------------------------------------------------
NOTE F: Bank and Other Borrowing

The Fund has a Revolving Credit Agreement with Morgan Guaranty. The maximum credit available is $90,000,000 and such amount was outstanding for the six months ended June 30, 1999.

The Morgan credit facility of $90,000,000 will mature on August 11, 1999, unless extended and requires no collateralization. Interest payments on current borrowings are based on LIBOR plus a premium. The weighted average interest rate for the six months ended June 30, 1999 was 6.13%. The interest rate at June 30, 1999 was 6.05%. The Fund is also obligated to pay Morgan Guaranty a commitment fee computed at the rate of .075 of 1% per annum on the average daily unused portion of the revolving credit.

NOTES TO FINANCIAL STATEMENTS (cont.)                 ACM Government Income Fund
================================================================================

1. Subsequent Developments

The Morgan credit arrangement was extended through August 16, 1999 and was thereafter terminated. On August 11, 1999, the Fund entered into a commercial paper asset securitization program involving Societe Generale ("SG"), as Adminstrative Agent, and Barton Capital Corporation, as lender, to replace the Morgan credit arrangements. The SG program provides the Fund with the same level of financing as under the Morgan credit arrangement at rates that are currently more attractive than could be obtained under traditional bank lending facilities. Under the SG Program, Barton will fund advances to the Fund through the issuance of A-1+/P-1 commercial paper. The interest rate on the Fund's borrowings will be based on the interest rate carried by the commercial paper notes. The Fund is required to pledge its portfolio securities to secure its borrowings under the SG program.

--------------------------------------------------------------------------------
NOTE G: Year 2000

Many computer systems and applications in use today process transactions using two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures at or after the Year 2000. This is commonly known as the Year 2000 problem. The Fund and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third party suppliers for certain systems applications and for electronic receipt of information. Should any of computer systems employed by the Fund or its major service providers, including Alliance, fail to process year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's stockholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected. In addition, for the Fund's Investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Fund and Alliance. The Fund has been advised that, during 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process in deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems and nonmission critical systems and determined which of these systems are not Year 2000 compliant. All third party suppliers of mission critical computer systems and applications have been contracted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. Alliance will seek alternative solutions or third party suppliers for all suppliers who do not furnish a satisfactory response by July 31, 1999. The same process is being performed for non-mission critical systems with estimated completion by July 31, 1999. Alliance had remediated, replaced or retired all of its non-compliant mission critical systems and applications which can impact the Fund. After

                                                      ACM Government Income Fund
================================================================================

each systems has been remediated, it is tested with 19xx dates to determine it if still performs its intended business function correctly. Next, each systems undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 89% of nonmission critical systems. Integrated systems tests will then be conducted to verify that the systems will continue to work together. Full integration testing of all mission critical and nonmission critical systems is estimated to be completed by July 31, 1999. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control. The estimated date for the completion of these plans is July 31, 1999.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers, including Alliance, will not operate as intended and that the systems and applications of third party providers to the Fund and its service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the fund and its major service providers or the systems of its important third party suppliers be unable to process date sensitive information accurately after 1999, the Fund and its service providers may be unable to conduct its normal business operations and to provide shareholders with the required services. In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000," as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).

FINANCIAL HIGHLIGHTS                                  ACM Government Income Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                Six Months
                                                  Ended                           Year Ended December 31,
                                               June 30, 1999     ------------------------------------------------------------
                                                (unaudited)        1998         1997         1996         1995         1994
                                               -------------     --------     --------     --------     --------     --------
Net asset value, beginning of year ...........   $   8.80        $  10.51     $  10.29     $   9.77     $   8.45     $  11.05
                                                 --------        --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (a) ....................        .40             .88          .94          .94          .99          .91
Net realized and unrealized gain (loss) on
  investments, swap contracts, options written
  and foreign currency transactions ..........       (.77)          (1.71)         .54          .55         1.30        (2.51)
                                                 --------        --------     --------     --------     --------     --------
Net increase (decrease) in net asset value
  from operations ............................       (.37)           (.83)        1.48         1.49         2.29        (1.60)
                                                 --------        --------     --------     --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income .........       (.47)           (.88)        (.92)        (.94)        (.97)        (.76)
Distributions in excess of net investment
  income .....................................        -0-             -0-          -0-         (.03)         -0-          -0-
Distributions from net realized gains ........        -0-             -0-         (.34)         -0-          -0-          -0-
Tax return of capital distribution ...........        -0-             -0-          -0-          -0-          -0-         (.24)
                                                 --------        --------     --------     --------     --------     --------
Total dividends and distributions ............       (.47)           (.88)       (1.26)        (.97)        (.97)       (1.00)
                                                 --------        --------     --------     --------     --------     --------
Net asset value, end of period ...............   $   7.96        $   8.80     $  10.51     $  10.29     $   9.77     $   8.45
                                                 ========        ========     ========     ========     ========     ========
Market value, end of period ..................   $ 8.4375        $  9.125     $  11.00     $  10.25     $  9.125     $  9.125
                                                 ========        ========     ========     ========     ========     ========
Total Investment Return
Total investment return based on: (b)
  Market value ...............................      (2.23)%         (9.25)%      20.73%       24.15%       11.37%      (17.67)%
  Net asset value ............................      (4.31)%         (8.38)%      15.08%       16.40%       28.73%      (15.48)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ....   $465,796        $512,296     $605,664     $590,173     $557,525     $478,511
Ratio of expenses to average net assets ......       2.31%(c)        2.09%        2.03%        2.17%        2.08%        1.60%
Ratio of expenses to average net assets
  excluding interest expense (d) .............       1.17%(c)        1.12%        1.11%        1.18%        1.29%        1.18%
Ratio of net investment income to average
  net assets .................................       9.67%(c)        9.04%        9.02%        9.78%       11.10%        9.56%
Portfolio turnover rate ......................        230%            409%         304%         349%         380%         298%

--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(c)   Annualized.
(d)   Net of interest expense of 1.14%, .97%, .92%, .99%, .79% and .42%, respectively, on borrowings (see Note F).

ADDITIONAL INFORMATION                                ACM Government Income Fund
================================================================================

Supplemental Proxy Information

The Annual Meeting of the Shareholderts of the ACM Government Income Fund was held on Tuesday, March 9, 1999. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                                                                   Voted
                                                                                          Voted For           Withheld/Abstain
--------------------------------------------------------------------------------------------------------------------------------
1. To elect directors:        Class Two Directors
                              (term expires in 2002)
                              David H. Dievler                                            48,525,766            1,026,407
                              William H. Foulk, Jr.                                       48,525,491            1,026,682
                              Dr. James M. Hester                                         48,494,809            1,057,364

                                                                                              Voted                Voted
                                                                   Voted For                 Against              Abstain
--------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
as the Fund's independent auditors for the
fiscal year ending December 31, 1999.                             48,940,380                 175,154              436,639

                                                      ACM Government Income Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block (1)
David H. Dievler (1)
James H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)
Robert C. White (1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Spectrum Fund for their information. This financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1) Member of Audit Committee

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Government Income Fund

Summary of General Information

The Fund

ACM Government Income Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund normally invests at least 65% of assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. Government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by non-governmental issuers in the United States and those issued by foreign governments. The Fund may also use certain other investment techniques, including options and futures. The Fund may invest up to 35% of its net assets in below investment-grade securities. The investment adviser of the Fund is Alliance Capital Management L.P.

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 1-800-426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMIn". The Fund's NYSE trading symbol is "ACG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Government Income Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO](R)

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

INCAR 699


                                       ACM
                               -------------------
                                   GOVERNMENT
                               -------------------
                                   INCOME FUND
                               -------------------







                                                       Semi-Annual Report
                                                       June 30, 1999








                                                       Alliance(R)